                          GENERAL SURGICAL INNOVATIONS, INC.

                                 CONSULTING AGREEMENT

     This Consulting Agreement (the "AGREEMENT") is entered into by and between General Surgical Innovations, Inc. (the "COMPANY") and Roderick Young ("CONSULTANT"), effective as of this 1st day of November, 1998 (the "Effective Date").

     1. CONSULTING RELATIONSHIP. Beginning on the Effective Date and during the term of this agreement, Consultant will provide consulting services (the "SERVICES") to the Company as described on EXHIBIT A attached to this Agreement. Consultant shall use Consultant's best efforts to perform the Services in a manner satisfactory to the Company.

     2. FEES; SUPPORT. As consideration for the Services to be provided by Consultant and other obligations, the Company will compensate Consultant as described in EXHIBIT B to this Agreement. As additional consideration for the Services, the Company will provide Consultant with such support facilities and space as may be required in the Company's judgment to enable Consultant to properly perform the Services.

     3. EXPENSES. Consultant shall not be authorized to incur on behalf of the Company any expenses, except in compliance with the Company's policies without the prior written consent of the Company's Chief Financial Officer. As a condition to receipt of reimbursement, Consultant shall be required to submit to the Company reasonable evidence that the amount involved was expended and related to Services provided under this Agreement.

     4. TERM AND TERMINATION. Consultant shall serve as a consultant to the Company for a period commencing on the Effective Date and terminating on the earlier of: (i) April 1, 1999, (ii) the date Consultant begins rendering services as an employee or consultant in excess of thirty hours per week to any person or entity other than the Company, or (iii) Consultant's termination of this Agreement at any time upon ten (10) days' written notice to the Company (which date shall be the "TERMINATION DATE").

     5. INDEPENDENT CONTRACTOR. Consultant's relationship with the Company will be that of an independent contractor and not that of an employee. Consultant will not be eligible for any employee benefits, nor will the Company make deductions from payments made to Consultant for taxes, all of which will be Consultant's responsibility. Consultant agrees to indemnify and hold the Company harmless from any liability for, or assessment of, any such taxes imposed on the Company by relevant taxing authorities. Consultant will have no authority to enter into contracts that bind the Company or create obligations on the part of the Company without the prior written authorization of the Company.

     6. SUPERVISION OF CONSULTANT'S SERVICES. All services to be performed by Consultant, including but not limited to the Services, will be as agreed between Consultant and the Company's Chief Executive Officer. Consultant will be required to report to the Chief

Executive Officer concerning the Services performed under this Agreement. The nature and frequency of these reports will be left to the discretion of the Chief Executive Officer.

     7. CONSULTING OR OTHER SERVICES FOR COMPETITORS. Consultant represents and warrants that Consultant will not, during the term of this Agreement, perform any consulting or other services for any company, person or entity whose business or proposed business in any way involves products or services which could reasonably be determined to be competitive with the products or services or proposed products or services of the Company.

     8. CONFIDENTIALITY AGREEMENT. Consultant has signed a Confidential Information and Invention Assignment Agreement substantially in the form attached to this Agreement as EXHIBIT C (the "CONFIDENTIALITY AGREEMENT"), prior to the date hereof.

     9. CONFLICTS WITH THIS AGREEMENT. Consultant represents and warrants that Consultant is not under any pre-existing obligation in conflict or in any way inconsistent with the provisions of this Agreement. Consultant warrants that Consultant has the right to disclose or use all ideas, processes, techniques and other information, if any, which Consultant has gained from third parties, and which Consultant discloses to the Company in the course of performance of this Agreement, without liability to such third parties. Consultant represents and warrants that Consultant has not granted any rights or licenses to any intellectual property or technology that would conflict with Consultant's obligations under this Agreement. Consultant will not knowingly infringe upon any copyright, patent, trade secret or other property right of any former client, employer or third party in the performance of the services required by this Agreement.

     10. STOCK VESTING. As of the date hereof, Consultant owns options to purchase an aggregate of 159,817 shares of Common Stock of the Company. Such options shall continue to vest in accordance with their vesting schedules on EXHIBIT D until the Termination Date, PROVIDED, HOWEVER, that if Consultant terminates this Agreement pursuant to subsection 4(iii) Consultant will not be eligible to exercise any options that were repriced in October, 1998.

     11.  MISCELLANEOUS.

          (a) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the parties.

          (b) SOLE AGREEMENT. This Agreement, including the Exhibits hereto, constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof. The parties hereby agree and acknowledge that the Change of Control Agreement between the Company and Consultant dated January 20, 1998 is hereby terminated as of the Effective Date. The parties hereby agree and acknowledge that the offer letter between the Company and Consultant is hereby terminated as of the Effective Date.

          (c) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

          (d) CHOICE OF LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          (e) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement,
(ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (f) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

          (g)  ARBITRATION.   Any dispute or claim arising out of or in
connection with any provision of this Agreement, excluding Section 7 hereof, will be finally settled by binding arbitration in Santa Clara County, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Section 11(g) shall not apply to the Confidentiality Agreement.

          (h) ADVICE OF COUNSEL. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

The parties have executed this Agreement on the respective dates set forth below.

                                        GENERAL SURGICAL INNOVATIONS, INC.


                                        By: /s/ Gregory Casciaro
                                            ------------------------------

                                          Name: Gregory Casciaro
                                               ---------------------------

                                          Title: Chief Executive Officer
                                                 -------------------------

                                        10460 Bubb Road
                                        Cupertino, CA  95014

                                        Date: November 13, 1998
                                              ----------------------------


                                        RODERICK YOUNG

                                        /s/ Roderick Young
                                        ----------------------------------
                                        Signature

                                        Address: 679 Mirada Avenue
                                                 Stanford, CA 94305
                                                 -------------------------

                                        Date: November 12, 1998
                                              ----------------------------


SIGNATURE PAGE TO GENERAL SURGICAL INNOVATIONS, INC. CONSULTING AGREEMENT

                                  EXHIBIT A

                     DESCRIPTION OF CONSULTING SERVICES


     Consulting to the Chief Executive Officer and the Board of Directors with regard to strategic business considerations, with specific projects to be as mutually determined by the Consultant and the Chief Executive Officer.

                                  EXHIBIT B

                                COMPENSATION

     Consultant shall be paid the following monthly fees payable in accordance with the Company's normal payroll policies:

                     November 1998               $10,000
                     December 1998               $10,000
                     January 1998                $10,000
                     February 1998                $5,000
                     March 1998                   $5,000